UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2005

NEW ENGLAND POWER COMPANY

(Exact Name of Registrant as Specified in Charter)

Massachusetts	2-26651	04-1663070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Research Drive, Westborough, MA 01582
(Address of principal executive offices)

(508) 389-2000
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

______________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________________________

Item 1.01.	Entry into a Material Definitive Agreement.
      On January 31, 2005, the Company entered into a Termination Agreement and Release with USGen New England, Inc. providing for the termination of the PSA Performance Support Agreement (Taunton Municipal Lighting Plant) dated as of August 5, 1997. This agreement is listed as Exhibit 10.17 to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004. The termination of the PSA Performance Support Agreement is subject to the U.S. Bankruptcy Court's approval of a Settlement Agreement and Release also dated as of January 31, 2005, among the Company, USGen New England, Inc. and Taunton Municipal Lighting Plant.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENGLAND POWER COMPANY

Date: February 3, 2005	By	/s/ John G. Cochrane
John G. Cochrane
Vice President and Chief Financial Officer